Exhibit 10.3

AMENDMENT NO. 1 TO THE

STOCKHOLDERS AGREEMENT

June 10, 2008

This Amendment No. 1 (this “Amendment”) to the Stockholders Agreement among Toys “R” Us Holdings, Inc. (“Holdings”), Funds managed by Bain Capital Partners, LLC or its Affiliates, Toybox Holdings LLC, Vornado Truck LLC and certain other Persons, dated as of July 21, 2005 (the “Agreement”) shall become effective as of the Closing (as defined in that certain Reorganization Agreement, dated as of June 10, 2008 (the “Reorganization Agreement”), by and among Toys “R” Us, Inc., a Delaware corporation (“Toys”), and Holdings, the sole stockholder of Toys). Capitalized terms used but not otherwise defined in this Amendment have the meaning given to such terms in the Reorganization Agreement and/or the Agreement, as applicable.

1.	Parties. Toys hereby agrees to become a party to the Agreement, as amended by the Amendment, and agrees to succeed to all of the rights and obligations of Holdings under the Agreement.

2.	Preamble. Subsection (i) of the Preamble is hereby deleted and replaced with the following:

“(i) Toys “R” Us, Inc., a Delaware corporation (together with its successors and permitted assigns, “Toys”)”

3.	Recitals. Recital 1 of the Agreement is hereby deleted and replaced with the following:

“Common Stock; Reorganization. As of the Effective Date, Toys “R” Us Holdings, Inc., a Delaware corporation, (“Holdings”) was authorized by its Certificate of Incorporation to issue capital stock consisting of 495,000,000 shares of its Class A Common Stock, par value $0.01 per share (the “Class A Common”) and 55,000,000 shares of its Class L Common Stock, par value $0.01 per share (the “Class L Common”). Effective as of August 3, 2007, Holdings effected a recapitalization, whereby each 9 outstanding Class A Common shares and each Class L Common share were converted into one share of common stock of Holdings, par value $0.01 per share, outstanding after the recapitalization. Effective as of June 10, 2008, and in connection with consummation of the reorganization and liquidation of Holdings pursuant to that certain Reorganization Agreement, dated as of June 10, 2008 (the “Reorganization Agreement”), by and among Toys “R” Us, Inc., a Delaware corporation (“Toys”), and Holdings, the Holdings Board adopted Amendment No. 1 to the Agreement (“Amendment No. 1”) and the Toys Board approved the entering into of the Agreement, as amended by Amendment No. 1, to reflect the assumption by Toys of the obligations and rights of Holdings hereunder pursuant to the Reorganization.”

4.	Section 2.6.8. Section 2.6.8 of the Agreement is hereby amended by deleting the phrase “Class A Common and Class L Common” in clause (iii) thereof and replacing it with the following: “Common Stock”.

5.	Section 4.2. Section 4.2 of the Agreement is hereby amended by deleting the last sentence thereof.

6.	Section 4.4.7. Section 4.4.7 of the Agreement is hereby deleted in its entirety.

7.	Section 5.3. Section 5.3 of the Agreement is hereby amended by deleting the period following subsection (i) and replacing it with “; or” and adding the following as subsection (j):

“(j) Any Issuance of equity securities of Toys in connection with the Reorganization Agreement.”

8.	Section 10.2. Section 10.2 of the Agreement is hereby amended by

(i) adding the following definitions as follows:

(a)	““Amendment No. 1” shall have the meaning set forth in the Recitals.”

(b)	““Holdings” shall have the meaning set forth in the Recitals.”

(ii) deleting the following definitions therein and replacing them with the following:

(a)	““Common Stock” shall have the meaning set forth in Amendment No. 1.”

(b)	““Company” shall have the meaning set forth in Amendment No. 1.”

(c)	““Exempt Issuance” shall mean each of the Issuances described in paragraphs (a), (b), (e), (f), (i) and (j) of Section 5.3.”

and (iii) amending the following definitions as follows:

(a)	the definition of “Advisory Agreement” shall be amended to replace the phrase “the Company” with the word “Holdings”.

(b)	the definition of “Initial Shares” shall be amended by adding the phrase “or the share exchange pursuant to the Reorganization Agreement” after the phrase “or other recapitalization” and before the phrase “affecting such Stock”.

(c)	the definition of “Transfer” shall be amended by adding the phrase “or the share exchange pursuant to the Reorganization Agreement” after the phrase “or its successors)” and before the phrase “, will not be deemed a Transfer”

9.	Section 11.3. Section 11.3 is hereby revised such that the addressee for notices to the Company is hereby deleted and replaced with the following:

“Toys “R” Us, Inc.”

10.	Company References. From and after the closing of the transactions contemplated by the Reorganization Agreement (the “Closing”), all references in the Agreement to the “Company” shall mean Toys. References to the “Company” that relate to periods prior to the Closing continue to mean Holdings.

11.	Common Stock References. From and after the Closing, all references in the Agreement to the “Common Stock” shall mean the common stock, par value $.001 per share, of Toys (defined as New Toys Common Stock in the Reorganization Agreement) or, in the event that the outstanding shares of such Common Stock are thereafter recapitalized, converted into or exchanged for different stock or securities of the Company, such other stock or securities. References to the “Common Stock” that relate to periods prior to the Closing continue to mean common stock of Holdings.

12.	Board References. From and after the Closing, all references in the Agreement to the “Board” shall mean the Board of Directors of Toys. References to the “Board” that relate to periods prior to the Closing continue to mean the Holdings Board.

13.	Date References. For the avoidance of doubt, at all times, all references in the Agreement to “the date hereof” or the “Effective Date” shall mean July 21, 2005.

14.	Change in Control References. For the avoidance of doubt, the execution, delivery and performance of the Reorganization Agreement and the entering into of this Amendment No. 1 shall not constitute a “Change in Control” under the Agreement.

15.	Continuing Force and Effect. The Agreement, as modified by the terms of this Amendment, shall continue in full force and effect from and after the date of the adoption of this Amendment set forth above.

16.	Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including facsimiled counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

17.	GOVERNING LAW. THIS AMENDMENT AND SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Stockholders Agreement on the day and year first written above.

TOYS “R” US HOLDINGS, INC.

By:	/s/ Gerald L. Storch
Name:	Gerald L. Storch
Title:	Chief Executive Officer

TOYS “R” US, INC.

By:	/s/ Gerald L. Storch
Name:	Gerald L. Storch
Title:	Chief Executive Officer

BAIN CAPITAL (TRU) VIII. L.P.

By:	Bain Capital Partners VIII, L.P.
Its:	General Partner

By:	Bain Capital Investors, LLC
Its:	General Partner

By:	/s/ Matthew S. Levin
Name:	Matthew S. Levin
Its:

BAIN CAPITAL (TRU) VIII-E, L.P.

By:	Bain Capital Partners VIII-E, L.P.
Its:	General Partner

By:	Bain Capital Investors, LLC
Its:	General Partner

By:	/s/ Matthew S. Levin
Name:	Matthew S. Levin
Its:

BAIN CAPITAL (TRU) VIII COINVESTMENT, L.P.

By:	Bain Capital Partners VIII, L.P.
Its:	General Partner

By:	Bain Capital Investors, LLC
Its:	General Partner

By:	/s/ Matthew S. Levin
Name:	Matthew S. Levin
Its:

BAIN CAPITAL INTEGRAL INVESTORS, LLC.

By:	Bain Capital Investors, LLC.
Its:	Administrative Member

By:	/s/ Matthew S. Levin
Name:	Matthew S. Levin
Its:

BCIP TCV, LLC

By:	Bain Capital Investors, LLC.
Its:	Administrative Member

By:	/s/ Matthew S. Levin
Name:	Matthew S. Levin
Its:

TOYBOX HOLDINGS, LLC

By:	/s/ Michael M. Calbert
Name:	Michael M. Calbert
Its:

VORNADO TRUCK, LLC.

By:	Vornado Realty L.P.
Its:	Sole Member

By:	Vornado Realty Trust
Its:	Sole Member

By:	/s/ Michael D. Fascitelli
Name:	Michael D. Fascitelli
Its:

GB HOLDING I, LLC

By:	/s/ Mark J. Schwartz
Name:	Mark J. Schwartz
Its: